UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 6, 2018
(Date of earliest event reported)
_______________________
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 6, 2018, at the annual meeting of stockholders of Earthstone Energy, Inc. (the “Company”), the Company's stockholders approved the Company’s proposal for the election of three individuals to serve as Class III directors of the Company for three-year terms expiring in 2021, and approved and adopted the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan (the “Plan”), including increasing the shares of Class A common stock, $0.001 par value per share (“Class A Common Stock”), that may be issued under the Plan by 600,000 shares.

The Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Earthstone Energy, Inc. was held on June 6, 2018 (the “Meeting”) at which the Company’s stockholders voted on the proposals identified below.

At the close of business on April 23, 2018, the record date for the Meeting, 27,864,956 shares of Class A Common Stock and 35,858,123 shares of the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”), were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 50,844,808 shares of Class A Common Stock and Class B Common Stock voted at the Meeting, representing approximately 80.2% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Class III Directors

The stockholders approved the Company’s proposal for the election of three individuals to serve as Class III directors of the Company for three-year terms expiring in 2021. The three directors nominated for election and the tabulation of votes of Class A common stock, Class B common stock, and the total shares of Common Stock for each were as follows:

Nominees for Class III Director	For	Withheld	Broker Non-Votes
Jay F. Joliat
Class A	14,718,657	1,519,627	—
Class B	34,606,524	—	—
Total	49,325,181	1,519,627	—
Phillip D. Kramer
Class A	15,750,277	488,007	—
Class B	34,606,524	—	—
Total	50,356,801	488,007	—
Robert L. Zorich
Class A	12,978,034	3,260,250	—
Class B	34,606,524	—	—
Total	47,584,558	3,260,250	—

The Company’s continuing directors after the Meeting include Frank Lodzinski, Ray Singleton, Wynne M. Snoots, Jr., Douglas E. Swanson, Jr., Brad A. Thielemann and Zachary G. Urban.

Proposal 2 - Approval of the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan

The stockholders approved the Company’s proposal to approve the Plan, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Class A	11,412,999	4,806,928	18,357	—
Class B	34,606,524	—	—	—
Total	46,019,523	4,806,928	18,357	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: June 6, 2018	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration